Exhibit 4.1



                                   INDENTURE

                          ___________________________

                          Dated as of November 3, 2005

                                    between


                  SELECTIVE INSURANCE GROUP, INC., as Issuer,

                                      and

                WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee

                          ___________________________



                    $100,000,000 6.70% Senior Notes due 2035

                         RECONCILIATION AND TIE BETWEEN
                          TRUST INDENTURE ACT OF 1939
                   (THE "TRUST INDENTURE ACT") AND INDENTURE


Trust Indenture Act Section                        Indenture Section

ss.310 (a)(1)....................................        6.08
       (a)(2)....................................        6.08
       (b).......................................        6.09
ss.311 (b)(4)....................................        6.12
       (b)(6)....................................        6.12
ss.312 (a).......................................        7.01
       (b).......................................        7.02
       (c).......................................        7.02
ss.313 (a).......................................        7.03
       (b)(2)....................................        7.03
       (c).......................................        7.03
       (d).......................................        7.03
ss.314 (a).......................................        7.04
       (c)(1)....................................        1.02
       (c)(2)....................................        1.02
       (e).......................................        1.02
ss.316 (a) (last sentence).......................        1.01
       (a)(1)(A).................................        5.12
       (a)(1)(B).................................        5.13
       (b).......................................        5.08
ss.317 (a)(1)....................................        5.03
       (a)(2)....................................        5.04
       (b).......................................       10.03
ss.318 (a).......................................        1.07

         _____________
This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

NOTE: Section 318(c) of the Trust Indenture Act provides that the provisions of Sections 310-317 are a part of and govern every qualified indenture, whether or not physically contained therein.

                               Table of Contents
                                                                          Page
                                   ARTICLE 1

            Definitions and Other Provisions of General Application

Section 1.01.  Definitions....................................................1
Section 1.02.  Compliance Certificates and Opinions...........................8
Section 1.03.  Form of Documents Delivered to Trustee.........................9
Section 1.04.  Acts of Holders................................................9
Section 1.05.  Notices, Etc. to Trustee and the Company......................10
Section 1.06.  Notice to Holders; Waiver.....................................11
Section 1.07.  Conflict with Trust Indenture Act.............................11
Section 1.08.  Effect of Headings and Table of Contents......................11
Section 1.09.  Successors and Assigns........................................11
Section 1.10.  Separability Clause...........................................11
Section 1.11.  Benefits of Indenture.........................................11
Section 1.12.  Governing Law.................................................12
Section 1.13.  Legal Holidays................................................12
Section 1.14.  No Recourse Against Others....................................12
Section 1.15.  Counterparts..................................................12

                                   ARTICLE 2

                                   Note Forms

Section 2.01.  Forms Generally...............................................12
Section 2.02.  Form of Trustee's Certificate of Authentication...............12
Section 2.03.  Specific Global and Certificated Note Forms...................13

                                   ARTICLE 3

                                   The Notes

Section 3.01.  Title and Terms...............................................15
Section 3.02.  Denominations.................................................15
Section 3.03.  Execution, Authentication, Delivery and Dating................16
Section 3.04.  Temporary Notes...............................................16
Section 3.05.  Registration, Transfer and Exchange...........................17
Section 3.06.  Special Transfer and Exchange Provisions......................18
Section 3.07.  Mutilated, Destroyed, Lost and Stolen Notes...................21
Section 3.08.  Payment of Interest; Interest Rights Preserved................22
Section 3.09.  Persons Deemed Owners.........................................23
Section 3.10.  Cancellation..................................................24
Section 3.11.  Computation of Interest.......................................24
Section 3.12.  CUSIP or ISIN Numbers.........................................24

                                   ARTICLE 4

                           Satisfaction and Discharge

Section 4.01.  Satisfaction and Discharge of Indenture.......................24
Section 4.02.  Application of Trust Money....................................25

                                   ARTICLE 5

                                    Remedies

Section 5.01.  Events of Default.............................................25
Section 5.02.  Acceleration of Maturity; Rescission and Annulment............27
Section 5.03.  Collection of Indebtedness and Suits for Enforcement by
               Trustee.......................................................28
Section 5.04.  Trustee May File Proofs of Claim..............................28
Section 5.05.  Trustee May Enforce Claims Without Possession of Notes........29
Section 5.06.  Application of Money Collected................................29
Section 5.07.  Limitation on Suits...........................................29
Section 5.08.  Unconditional Right of Holders to Receive Principal
               and Interest..................................................30
Section 5.09.  Restoration of Rights and Remedies............................30
Section 5.10.  Rights and Remedies Cumulative................................30
Section 5.11.  Delay or Omission Not Waiver..................................30
Section 5.12.  Control by Holders............................................31
Section 5.13.  Waiver of Past Defaults.......................................31
Section 5.14.  Undertaking for Costs.........................................31
Section 5.15.  Waiver of Stay or Extension Laws..............................32

                                   ARTICLE 6

                                  The Trustee

Section 6.01.  Certain Duties and Responsibilities...........................32
Section 6.02.  Notice of Defaults............................................33
Section 6.03.  Certain Rights of Trustee.....................................33
Section 6.04.  Not Responsible for Recitals or Issuance of Notes.............34
Section 6.05.  May Hold Notes................................................35
Section 6.06.  Money Held in Trust...........................................35
Section 6.07.  Compensation and Reimbursement................................35
Section 6.08.  Corporate Trustee Required; Eligibility.......................36
Section 6.09.  Resignation and Removal; Appointment of Successor.............36
Section 6.10.  Acceptance of Appointment by Successor........................38
Section 6.11.  Merger, Conversion, Consolidation or Succession to Business...38
Section 6.12.  Preferential Claims...........................................39
Section 6.13.  Appointment of Authenticating Agent...........................39

                                   ARTICLE 7

               Holders' Lists and Reports by Trustee and Company

Section 7.01.  Company to Furnish Trustee Names and Addresses of Holders.....41
Section 7.02.  Preservation of Information; Communications to Holders........41
Section 7.03.  Reports by Trustee............................................42
Section 7.04.  Reports by Company............................................43

                                   ARTICLE 8

              Consolidation, Merger, Conveyance, Transfer or Lease

Section 8.01.  Company May Consolidate, Etc. on Certain Terms................43
Section 8.02.  Successor Corporation Substituted.............................44

                                   ARTICLE 9

                            Supplemental Indentures

Section 9.01.  Supplemental Indentures Without Consent of Holders............45
Section 9.02.  Supplemental Indentures with Consent of Holders...............46
Section 9.03.  Execution of Supplemental Indentures..........................46
Section 9.04.  Effect of Supplemental Indentures.............................46
Section 9.05.  Conformity with Trust Indenture Act...........................47
Section 9.06.  Reference in Notes to Supplemental Indentures.................47

                                   ARTICLE 10

                                   Covenants

Section 10.01.  Payment of Principal and Interest............................47
Section 10.02.  Maintenance of Office or Agency..............................47
Section 10.03.  Money for Note Payments to be Held in Trust..................47
Section 10.04.  Statement by Officers as to Default..........................49
Section 10.05.  Existence....................................................49
Section 10.06.  Maintenance of Properties....................................49
Section 10.07.  Payment of Taxes and Other Claims............................49
Section 10.08.  Negative Pledge..............................................49
Section 10.09.  Limitation on Disposition....................................50
Section 10.10.  Waiver of Certain Covenants..................................50
Section 10.11.  Ability of the Company to hold Notes.........................50

                                   ARTICLE 11

                              Redemption of Notes

Section 11.01.  Redemption...................................................51

                                   ARTICLE 12

                       Defeasance and Covenant Defeasance

Section 12.01.  Applicability of Article; Company's Option to Effect
                  Defeasance or Covenant Defeasance..........................51
Section 12.02.  Defeasance and Discharge.....................................51
Section 12.03.  Covenant Defeasance..........................................51
Section 12.04.  Conditions to Defeasance or Covenant Defeasance..............52
Section 12.05.  Deposited Money and Government Obligations to be
                  Held in Trust; Other Miscellaneous Provisions..............53
Section 12.06.  Reinstatement................................................53
Section 12.07.  Qualifying Trustee...........................................54

EXHIBIT A - Form of Certificated Note........................................A-1

EXHIBIT B - Form of Global Note .............................................B-1

EXHIBIT C - Form of Transfer/Exchange Certificate for transfer/exchange from Restricted  Certificated Note to Rule 144A Global Note......C-1

EXHIBIT D - Form of Transfer/Exchange Certificate for transfer/exchange from Restricted Rertificated Note to Regulation S Global
            Note.............................................................D-1

EXHIBIT E - Form of Transfer/Exchange Certificate for transfer/exchange from Restricted Certificated Note to Unrestricted Global
            Note.............................................................E-1

EXHIBIT F - Form of Transfer/Exchange Certificate for transfer/exchange from Rule 144A Global Note to Regulation S Global Note ..........F-1

EXHIBIT G - Form of Transfer/Exchange Certificate for transfer/exchange from Rule 144A Global Note to Unrestricted Global Note...........G-1

EXHIBIT H - Form of Transfer/Exchange Certificates for transfer/exchange from Regulation S Global Note to Rule 144A Global Note...........H-1

EXHIBIT I - Form of Purchaser's Letter......................................I-1

                                   INDENTURE

         INDENTURE, dated as of November 3, 2005, between Selective Insurance Group, Inc., a New Jersey corporation (the "Company"), and Wachovia Bank, National Association, as trustee (the "Trustee").

                                    RECITALS

         WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide, among other things, for the issuance, execution, authentication, delivery and administration of $100,000,000 aggregate principal amount of its 6.70% Senior Notes due 2035 (the "Notes");

         WHEREAS, all things necessary to make the Notes, when executed and delivered by the Company and authenticated by the Trustee or an Authenticating Agent and delivered as provided in this Indenture, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement of the Company according to its terms have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                   ARTICLE 1

            Definitions and Other Provisions of General Application
            -------------------------------------------------------

         Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                           (i) the terms defined in this Article have the
                  meanings assigned to them in this Article and include the plural as well as the singular;

                           (ii) all other terms used herein which are defined
                  in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                           (iii) all accounting terms not otherwise defined
                  herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America as of the date of such computation; and

                           (iv) the words "herein," "hereof," "hereto" and
                  "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms used principally in certain Articles hereof are defined in those Articles.

         "Act" when used with respect to any Holder, has the meaning specified in Section 1.04.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate the Notes.

         "Board of Directors" means the board of directors of the Company or any duly authorized committee of the board of directors of the Company.

         "Board Resolution" means a copy of one or more resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

         "Business Day" means any day other than Saturday, Sunday or other day on which banking institutions in New York are authorized or obligated by law to close.

         "Capital Stock" of any Person means any and all shares, interests, participations or other equity equivalents (however designated) of such Person.

         "Certificated Note" means any Note other than a Global Note.

         "Clearstream" means Clearstream Banking, societe anonyme, Luxembourg, or any successor thereto.

         "Closing Date" means November 3, 2005.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means Selective Insurance Group, Inc. or any successor under this Indenture.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its President or any Vice President and delivered to the Trustee.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of original execution of this Indenture is located at First Union Plaza, Charlotte, North Carolina 28288.

         "Corporation" includes corporations and limited liability companies and, except for purposes of Article Eight, associations, companies and business trusts.

         "Covenant Defeasance" has the meaning specified in Section 12.03.

         "CUSIP Number" means the alphanumeric designation assigned to a Note by Standard & Poor's CUSIP Service Bureau.

         "Custodian" means Wachovia Bank, National Association, as custodian of the Global Notes for DTC under a custody agreement or any similar successor agreement.

         "DTC" means The Depository Trust Company, or any successor thereto.

         "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 3.08.

         "Defeasance" has the meaning specified in Section 12.02.

         "Depositary" means, with respect to the Global Notes, DTC or such other Person as shall be designated as Depositary by the Company pursuant to
Section 2.03(b).

         "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System, or any successor thereto.

         "Event of Default" has the meaning specified in Section 5.01.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "Exchange Notes" means any securities of the Company to be offered to Holders of Notes in exchange for the Notes pursuant to the Exchange Offer or otherwise pursuant to a Registration of Notes containing terms identical in all material respects to the Notes for which they are exchanged, except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from the date of issuance of the Notes and (ii) the Exchange Notes will not contain terms with respect to transfer restrictions, minimum purchase or the payment of additional interest upon the occurrence of a Registration Default.

         "Exchange Offer" means the exchange offer by the Company of Exchange Notes for Notes pursuant to the Registration Rights Agreement.

         "Exchange Offer Registration Statement" means a registration statement of the Company under the Securities Act registering Exchange Notes for distribution pursuant to the Exchange Offer.

         "Fair Value" has the meaning specified in Section 10.09.

         "Global Note" means a Note bearing the legend specified in Section 2.03(a) evidencing all or part of the Notes, issued to the Depositary or its nominee with respect to such Notes and registered in the name of such Depositary or nominee.

         "Government Obligations" means securities which are (x) direct, full faith and credit obligations of the United States of America or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, in each case where the payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America and which are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect to the Government Obligation or the specific payment of principal of or interest on the Government Obligation evidenced by such depository receipt.

         "Holder" means a Person in whose name a Note is registered in the Register.

         "Indebtedness" means (without duplication), with respect to any Person, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person and (iv) every obligation of the type referred to in clauses (i) through (iii) above of another Person the payment of which such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise (but only, in the case of this clause (iv), to the extent such Person has guaranteed or is responsible or liable for such obligations).

         "Indenture" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the Notes established as contemplated by Section 3.01.

         "Interest Payment Date," with respect to any Note, means the Stated Maturity of an installment of interest on such Note.

         "ISIN Number" means the alphanumeric designation assigned to a Note by Standard & Poor's CUSIP Service Bureau.

         "Lien" means, with respect to any property or assets, any mortgage, deed of trust, pledge, lien, security interest or other encumbrance (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to give a lien or file a financing statement as a debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property under a lease that is not in the nature of a conditional sale or title retention agreement).

         "Maturity," with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

         "Officers' Certificate" means a certificate signed by any two of the following officers of the Company: the Chairman of the Board of Directors, the Vice Chairman, the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer or the Secretary or any Assistant Treasurer or Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or of counsel to the Company, or other counsel reasonably satisfactory to the Trustee.

         "Original Notes" means all Notes other than Exchange Notes.

         "Outstanding," when used with respect to the Notes, means, as of the date of determination, all the Notes theretofore authenticated and delivered under this Indenture, except:

                           (i) Notes theretofore canceled by the Trustee or
                  delivered to the Trustee for cancellation;

                           (ii) Notes for whose payment at the Maturity thereof
                  money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes;

                           (iii) Notes for whose payment money or Government
                  Obligations as contemplated by Section 12.04 in the necessary amount have been theretofore deposited with the Trustee (or another trustee satisfying the requirements of Section 6.08) in trust for the Holders of such Notes in accordance with
                  Section 12.05; and

                           (iv) Notes which have been paid pursuant to Section
                  3.07 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor thereunder or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows, meaning actual knowledge of a Responsible Officer, to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor or any Affiliate of the Company or of such other obligor. In connection with any request, demand, authorization, direction, consent or waiver hereunder, all Outstanding Notes will vote and consent together on all matters as one class and none of the Outstanding Notes will have the right to vote or consent as a class separate from one another on any matter.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Notes on behalf of the Company.

         "Person" means any individual, Corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment," with respect to the Notes, means the place where the principal of, and interest on, the Notes are payable as provided in or pursuant to this Indenture or the Notes.

         "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

         "Purchaser's Letter" means a letter substantially in the form set forth in Exhibit I.

         "Register" and "Note Registrar" have the respective meanings specified in Section 3.05.

         "Registration" means a registered exchange offer for the Notes by the Company pursuant to the Exchange Offer Registration Statement or other registration for resale of the Notes under the Securities Act pursuant to a Shelf Registration Statement, in each case in accordance with the terms of the Registration Rights Agreement.

         "Registration Default" has the meaning set forth in the Registration Rights Agreement.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of November 3, 2005, between the Company and Keefe, Bruyette & Woods, Inc. (the "Initial Purchaser"), and certain permitted assigns specified therein, as such agreement may be amended, modified or supplemented from time to time.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Notes means the date specified in or pursuant to this Indenture or such Note as the "Regular Record Date."

         "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Regulation S Global Note" has the meaning set forth in Section
2.03(a).

         "Regulation S Legend" shall mean the Regulation S Legend set forth on the face of the Note attached as Exhibit B.

         "Regulation S Restricted Period" means the 40 calendar days after the Closing Date.

         "Responsible Officer" means any officer or authorized agent of the Trustee in its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer or authorized agent to whom such matter is referred because of knowledge of and familiarity with the particular subject.

         "Restricted Certificated Note" has the meaning set forth in Section 2.03(a).

         "Restricted Subsidiary" means a Subsidiary incorporated under the laws of any state of the United States of America or of the District of Columbia; provided that no such Subsidiary shall be a restricted Subsidiary if (1) the total assets of such Subsidiary are less than 20% of the total assets of the Company and its consolidated Subsidiaries (including such Subsidiary), in each case as set forth on the most recent fiscal year-end balance sheets of such Subsidiary and the Company, respectively, and determined in accordance with generally accepted accounting principles in the United States of America, or
(2) in the judgment of the Board of Directors, as evidenced by a Board resolution, such Subsidiary is not material to the financial condition of the Company and its consolidated Subsidiaries taken as a whole.

         "Restrictive Legends" means the Regulation S Legend and the Rule 144A Legend.

         "Rule 144A Global Note" has the meaning set forth in Section 2.03(a).

         "Rule 144A Legend" shall mean the Rule 144A Legend set forth on the face of the Notes attached as Exhibits A and B.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shelf Registration Statement" means a shelf registration statement under the Securities Act filed by the Company, if required by, and meeting the requirements of, the Registration Rights Agreement, registering Notes for resale.

         "Special Record Date" for the payment of any Defaulted Interest on any Note means a date fixed by the Trustee pursuant to Section 3.08.

         "Standard & Poor's" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies.

         "Stated Maturity," with respect to any Note or any installment of interest thereon, means the date established by or pursuant to this Indenture or such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

         "Subsidiary" of any Person means a Person more than 50% of the outstanding Capital Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Notes shall mean the Trustee with respect to Notes.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed, except as provided in Section 9.05.

         "Unrestricted Certificated Note" means any Certificated Note other than a Restricted Certificated Note.

         "Unrestricted Global Note" has the meaning set forth in Section
2.03(a).

         "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         Section 1.02. Compliance Certificates and Opinions. Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with or an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Any Officers' Certificate will comply with Section 314(e) of the Trust Indenture Act.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with.

         Section 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which the officer's certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Note, they may, but need not, be consolidated and form one instrument.

         Section 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

            (c) The ownership, principal amount and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Register.

            (d) If the Company shall solicit from the Holders of Notes any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, fix in advance a record date for the determination of Holders of Notes entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matters referred to in the foregoing sentence, such record date shall be the date 30 days prior to such first solicitation of Holders. If such a record date is fixed, such request, demand, authorization, direction, notice, consent and waiver or other Act may be sought or given before or after the record date, but only the Holders of Notes of record at the close of business on such record date shall be deemed to be Holders of Notes for the purpose of determining whether Holders of the requisite proportion of the Notes Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Notes Outstanding shall be computed as of such record date.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Note Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

            (f) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any Note may do so with regard to all or any part of the principal amount of such Note or by one or more appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount of such Note.

         Section 1.05. Notices, Etc. to Trustee and the Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (i) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office at Wachovia Bank, National Association, 21 South Street, 3rd Floor, Morristown, NJ 07960 Attn: Corporate Trust Administrator; or

                  (ii) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company at 40 Wantage Avenue, Branchville, New Jersey 07890, Attn: General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

                  with a copy of any notice given pursuant to Article 5 hereof to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  Four Times Square
                  New York, New York  10036
                  Attention:  Richard Aftanas
                  Telephone:  (212) 735-4112
                  Facsimile:  (917) 777-4112

         Section 1.06. Notice to Holders; Waiver. Where this Indenture or any Note provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Note expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder's address as it appears in the Register, not later than the latest date, or not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

         Where this Indenture or any Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Section 1.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         Section 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind their respective successors and assigns, whether so expressed or not.

         Section 1.10. Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 1.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 1.12. Governing Law. This Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

         Section 1.13. Legal Holidays. In any case where any Interest Payment Date or Stated Maturity of any Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest or principal need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity, and no interest shall accrue with respect to such payments for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

         Section 1.14. No Recourse Against Others. A director, officer, employee, agent, representative or stockholder, as such, of the Company shall not have any liability for any obligation of the Company under the Notes or this Indenture. By accepting a Note, each Holder shall waive and release all such liability. This waiver and release shall be part of the consideration for the issue of the Notes.

         Section 1.15. Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                                   ARTICLE 2

                                   Note Forms
                                   ----------

         Section 2.01. Forms Generally. (a) The Notes (including the Trustee's certification of authentication) shall be in substantially the forms attached hereto as Exhibits A and B hereof; provided that Exchange Notes shall not contain terms with respect to transfer restrictions, minimum purchase or additional interest payable upon occurrence of a Registration Default. On the Closing Date, each of the Original Notes shall be issued in such form as is set forth in Section 2.03(a). The Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

         The Notes may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Notes are admitted to trading, or to conform to general usage.

           (b) Each Note shall be dated the date of its authentication.

         Unless otherwise provided in or pursuant to this Indenture or any Notes, the Notes shall be issuable in registered form without coupons.

         Section 2.02. Form of Trustee's Certificate of Authentication. Only such Notes as shall bear thereon a certification of authentication substantially as set forth in the forms of the Notes in Exhibits A and B hereto, executed by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certification by the Trustee upon any Note executed by or on behalf of the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         Section 2.03. Specific Global and Certificated Note Forms. (a) Except as otherwise provided herein or pursuant to Section 3.01, Original Notes offered and sold as part of their initial distribution to Persons who are "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("QIBs"), shall be issued in the form of one or more Global Notes (each a "Rule 144A Global Note") in definitive, fully registered form without coupons, substantially in the form set forth in Exhibit B, with such applicable legends as are provided for herein. Such Global Notes shall be registered in the name of Cede & Co. or another nominee designated by DTC and deposited with the Trustee, at its Corporate Trust Office as custodian for DTC, as duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of any Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC for such Global Note, as provided in Section 3.05.

         Except as otherwise provided herein or pursuant to Section 3.01, Original Notes offered and sold as part of their initial distribution in reliance on Regulation S under the Securities Act shall be issued in the form of one or more Global Notes in definitive, fully registered form without coupons, substantially in the form set forth in Exhibit B, with such applicable legends as are provided for herein. Such Global Notes shall be registered in the name of Cede & Co. or another nominee designated by DTC and deposited with the Trustee, at its Corporate Trust Office as custodian for DTC, duly executed by the Company and authenticated by the Trustee as herein provided, for credit by DTC to the respective accounts of beneficial owners of such Notes (or such accounts as they may direct) at Euroclear and Clearstream. Until such time as the Regulation S Restricted Period shall be terminated, each such Global Note shall be referred to herein as a "Regulation S Global Note." After such time as the Regulation S Restricted Period shall be terminated, each such Global Note shall be referred to herein as an "Unrestricted Global Note." The aggregate principal amount of any Regulation S Global Note and any Unrestricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC for such Global Note, as provided in Section 3.05. Except as otherwise provided herein or pursuant to Section
3.01 or agreed to by the Company, no Regulation S Global Note or Unrestricted Global Note shall be issued except as provided in this paragraph to evidence Original Notes offered and sold as part of their initial distribution in reliance on Regulation S.

         Except as otherwise provided herein or pursuant to Section 3.01, Original Notes offered and sold as part of their initial distribution to "institutional accredited investors" (as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act) who are not QIBs shall be issued in the form of Certificated Notes without coupons, registered in the name of the purchaser thereof, substantially in the form set forth in Exhibit A (the "Restricted Certificated Notes"), with such applicable legends as are provided for herein. Restricted Certificated Notes may not be transferred or exchanged for interests in a Global Note except as provided in Section 3.06.

         Except for Notes authenticated and delivered in connection with their initial distribution by the Initial Purchaser and unless otherwise agreed by the Company, no Restricted Certificated Note shall be authenticated and delivered hereunder unless and until each subsequent purchaser of a beneficial interest in such Restricted Certificated Note shall have executed and delivered to the Company for the offering of such Notes a letter substantially in the form set forth in Exhibit I and the Company certifies to the Trustee in writing to that effect.

         Unless exchanged for an Exchange Note in connection with an effective Registration pursuant to the Registration Rights Agreement, each Rule 144A Global Note and each Restricted Certificated Note issued in exchange for an interest in a Rule 144A Global Note or Restricted Certificated Note shall bear the Rule 144A Legend on the face thereof and, prior to the expiration of the Regulation S Restricted Period, each Regulation S Global Note shall bear the Regulation S Legend on the face thereof.

         Each Global Note shall also bear a legend substantially to the following effect:

                  "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued in exchange for this certificate or any portion hereof is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

                  (b) If at any time the Depositary for any Global Note notifies the Company that it is unwilling or unable to continue as Depository for such Global Notes or if at any time the Depositary for such Global Notes shall no longer be a clearing agency registered under the Exchange Act, the Company shall appoint a successor Depositary with respect to such Global Notes. If (i) a successor Depositary for such Global Notes is not appointed by the Company within 60 days after the Company receives such notice or becomes aware of such ineligibility, (ii) an Event of Default has occurred and is continuing with respect to the Notes, or (iii) the Company decides in its sole discretion to terminate the book-entry system through the Depositary, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate of the Company directing the authentication and delivery thereof, will authenticate and deliver the Notes in certificated form ("Certificated Notes") in any authorized denominations in an aggregate principal amount equal to the principal amount of such Global Notes in exchange for such Global Notes.

                  (c) Global Notes shall in all respects be entitled to the same benefits under this Indenture as Certificated Notes authenticated and delivered hereunder.

                                   ARTICLE 3

                                   The Notes
                                   ---------

         Section 3.01. Title and Terms. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to this Indenture, is limited to $100,000,000; provided, that subject to applicable law, the maximum aggregate principal amount of the Notes hereunder may be increased from time to time, if, when and as authorized by a Board Resolution and upon delivery to the Trustee of a Company Order. Unless the context otherwise requires, Original Notes and the Exchange Notes of like tenor and terms shall constitute one series for all purposes under the Indenture, including with respect to any amendment, waiver, acceleration or other Act of the Holders.

         The Notes shall be known and designated as the "6.70% Senior Notes due 2035" of the Company. Their Stated Maturity shall be November 1, 2035, and they shall bear interest at the rate of 6.70% per annum, from November 3, 2005 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on May 1 and November 1, commencing May 1, 2006, until and excluding such date on which the principal thereof is paid or made available for payment.

         All amounts payable in respect of the Notes shall be made in United States dollars.

         Payment of the principal of, and interest on, the Notes shall be made, subject to surrender of the Note in the case of payment of principal at the office or agency of the Company maintained for that purpose in The City of New York, by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or in such other manner as may be mutually acceptable to the Company and the Trustee; provided, however, upon written request by any Holder given to the Trustee not later than 15 days prior to the Stated Maturity of principal or interest, payment of principal or interest due at the Stated Maturity may be made, subject to surrender of the
Note in the case of payment of principal, by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto pursuant to Section 3.09.

         As provided in Article 11, the Notes may not be redeemed, in whole or in part, at the option of either the Company or any Holder prior to the Stated Maturity.

         The provisions for Defeasance of the Notes under Section 12.02 and Covenant Defeasance of the Notes under Section 12.03, apply to the Notes.

         The Notes shall rank pari passu with other existing and future unsecured senior indebtedness of the Company.

         Section 3.02. Denominations. Notes that are not Restricted Certificated Notes are issuable only in fully registered form, without coupons, in denominations of $1,000 and any integral multiple thereof.

         Notes that are Restricted Certificated Notes are issuable only in registered form without coupons and in denominations of $100,000 and integral multiples of $1,000 in excess thereof.

         Section 3.03. Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Company by its President or any Vice President, attested by its Secretary or any Assistant Secretary. The signature of any of these officers on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signatures of individuals who were the proper officers of the Company when their signatures were affixed to such Notes shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes. At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of the Exchange Offer Registration Statement under the Securities Act with respect thereto, the Company may deliver Exchange Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Notes and a like principal amount of Original Notes for cancellation in accordance with
Section 3.10, and the Trustee in accordance with the Company Order shall authenticate and make available for delivery such Notes. Prior to authenticating any Exchange Notes, and accepting any additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive, upon request, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel in accordance with
Section 1.02.

         Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 3.10 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Company, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

         The Trustee shall not be required to authenticate or to cause an Authentication Agent to authenticate any Notes if the issue of such Notes pursuant to this Indenture will affect the Trustee's own rights, duties, indemnities or immunities under the Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Section 3.04. Temporary Notes. Pending the preparation of definitive Notes, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver in the manner provided in
Section 3.03, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Notes may determine, as evidenced by their execution of such Notes. Such temporary Notes may be in global form.

         If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes and of like tenor of authorized denomination containing terms and provisions that are identical to those of any temporary Notes. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

         Section 3.05. Registration, Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such Register shall distinguish between Original Notes and Exchange Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

         The Company shall have the right to remove and replace from time to time the Note Registrar for the Notes; provided that no such removal or replacement shall be effective until a successor Note Registrar with respect to such Notes shall have been appointed by the Company and shall have accepted such appointment by the Company. In the event that the Trustee shall not be or shall cease to be Note Registrar with respect to the Notes, it shall have the right to examine in the United States of America the Register for the Notes at all reasonable times. There shall be only one Register for the Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any authorized denominations and of a like aggregate principal amount and tenor containing identical terms and provisions. No transfer of a Note to any Person shall be effective under this Indenture or with respect to such Note unless and until such Note has been registered in the name of such Person.

         At the option of the Holder, subject to Section 3.06, Notes may be exchanged for other Notes bearing such restrictive legends as may be required by this Indenture and containing identical terms and provisions in any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and (subject to the provisions of the Original Notes regarding payment of additional interest upon a Registration Default) entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or the Holder's attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.04 or 9.06 not involving any transfer.

         If the beneficial owners of interests in a Global Note are entitled to exchange such interests for Certificated Notes as the result of an event described in Section 2.03(b), then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee Certificated Notes in such form and denominations as are required by or pursuant to this Indenture containing identical terms and in aggregate principal amount equal to the principal amount of such Global Note, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such Global Note shall be surrendered from time to time by the Depositary and in accordance with instructions given to the Trustee and the Depositary (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for Certificated Notes as described above without charge.

         The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered Global Note, a like aggregate principal amount of Certificated Notes of authorized denominations and of like tenor as the portion of such Global Note to be exchanged, as shall be specified by the beneficial owner thereof.

         Section 3.06. Special Transfer and Exchange Provisions. Unless and until an Original Note (i) is exchanged for an Exchange Note in connection with an effective Registration Statement or (ii) is sold or otherwise transferred pursuant to an effective Shelf Registration Statement, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply to each such Note:

            (a) Transfers and Exchanges of Restricted Certificated Notes and Interests in a Rule 144A Global Note. With respect to the registration of any proposed transfer or exchange of a Restricted Certificated Note or an interest in a Rule 144A Global Note, if the Note to be transferred or exchanged consists of:

                  (i) a Restricted Certificated Note, the Registrar shall register the transfer or exchange to:

                        (A) a Rule 144A Global Note if such transfer or
                  exchange is being made by a proposed transferor or exchanger who has delivered to the Company and the Registrar (x) a certificate from the transferor or exchanger substantially in the form of Exhibit C or (y) a certificate from the transferee or exchangee advising the Company and the Registrar that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A and that it is aware that the transferor or exchanger is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                        (B) a Regulation S Global Note if such transfer or
                  exchange is being made by a proposed transferor or exchanger who has delivered to the Company and the Registrar (x) a certificate from the transferor or exchanger substantially in the form of Exhibit D or (y) a certificate from the transferee or exchangee advising the Company and the Registrar that it transferred, exchanged or acquired (as applicable) the Restricted Certificated Notes in a transaction complying with Rule 903 or Rule 904 of Regulation S (as applicable) under the Securities Act and that, if this transfer or exchange occurs prior to the expiration of the Regulation S Restricted Period, the interest transferred or exchanged will be held immediately thereafter through Euroclear or Clearstream; or

                        (C) an Unrestricted Global Note if such transfer or
                  exchange is being made by a proposed transferor or exchanger who has delivered to the Company and the Registrar (x) a certificate from the transferor or exchanger substantially in the form of Exhibit E or (y) a certificate from the transferee or exchangee advising the Company and the Registrar that it transferred, exchanged or acquired (as applicable) the Restricted Certificated Notes in a transaction complying with Rule 903 or Rule 904 of Regulation S (as applicable) under the Securities Act or (z) a certificate from the transferee or exchangee advising the Company and the Registrar that it transferred, exchanged or acquired (as applicable) the Restricted Certificated Notes
                  (1) in a transaction complying with Rule 144 under the Securities Act or (2) to the Company or a Subsidiary of the Company.

                  Upon the transfer or exchange of Restricted Certificated Notes (initially issued to an institutional accredited investor) to a QIB or in accordance with Regulation S, these Restricted Certificated Notes may, unless the Rule 144A Global Note or the Regulation S Note, as the case may be, has previously been exchanged in whole for Restricted Certificated Notes, be exchanged for an interest in the Rule 144A Global Note or the Regulation S Note, as the case may be. Thereafter, transfers or exchanges of this beneficial interest will continue to be represented by a Global Note, even if this transfer or exchange is to an institutional accredited investor. Upon the transfer or exchange of a Restricted Certificated Note (initially issued to an institutional accredited investor) to an institutional accredited investor, that Note will remain a Restricted Certificated Note and will require the transferee or exchangee to deliver a certificate to the Trustee substantially in the form provided in Exhibit I; or

                  (ii) an interest in a Rule 144A Global Note:

                        (A) to be transferred or exchanged to a transferee or
                  exchangee who takes delivery in the form of an interest in a Regulation S Global Note, the Registrar shall register the transfer or exchange if such transfer or exchange is being made by a proposed transferor or exchanger who has delivered to the Registrar a certificate substantially in the form of Exhibit F;

                        (B) to be transferred or exchanged to a transferee or
                  exchangee who takes delivery in the form of an interest in a Rule 144A Global Note, the transfer or exchange of such interest may be effected only through the book entry system maintained by the Depositary; or

                        (C) to be transferred or exchanged to a transferee or
                  exchangee who takes delivery in the form of an interest in an Unrestricted Global Note, the Registrar shall register the transfer or exchange if such transfer or exchange is being made by a proposed transferor or exchanger who has delivered to the Registrar a certificate substantially in the form of Exhibit G.

            (b) Transfers and Exchanges of Interests in a Regulation S Global Note. With respect to registration of any proposed transfer or exchange of an interest in a Regulation S Global Note to a person who takes delivery in the form of an interest in a Rule 144A Global Note, the Registrar shall register the transfer or exchange of any Note if the proposed transferor or exchanger has delivered to the Company and the Registrar a certificate from the transferor or exchanger substantially in the form included in Exhibit H or a certificate from the transferee or exchangee substantially in the form included in Exhibit H advising the Company and the Registrar that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and that the Notes delivered to it shall bear the Rule 144A Legend and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A and that it is aware that the transferor or exchanger is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. The Company shall use its best efforts to cause the Depositary to ensure that beneficial interests in a Regulation S Global Note may be held only in or through accounts maintained at the Depositary by or on behalf of Euroclear or Clearstream, and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such account, except as provided in this Section 3.06(b); provided that after the expiration of the Regulation S Restricted Period (but not earlier), investors may also hold these interests through organizations other than Euroclear and Clearstream that are participants in The Depository Trust Company system.

            (c) Transfers and Exchanges of Unrestricted Certificated Notes or Interests in the Unrestricted Global Note. With respect to any transfer or exchange of Unrestricted Certificated Notes or interests in the Unrestricted Global Note, the Registrar shall register the transfer or exchange of any such Note without requiring any additional certification.

            (d) Legends. Upon the transfer, exchange or replacement of Notes that do not bear the Rule 144A Legend or the Regulation S Legend, the Registrar shall deliver Notes that do not bear either the Rule 144A Legend or the Regulation S Legend. Upon the transfer, exchange or replacement of Notes bearing the Rule 144A Legend or the Regulation S Legend, the Registrar shall deliver only Notes that bear the Rule 144A Legend or the Regulation S Legend, as the case may be, unless (i) the circumstances contemplated by subparagraphs
(a)(i)(C) or (a)(ii)(C) of this Section 3.06 exist or (ii) in the case of an exchange of an interest in a Regulation S Global Note for an interest in an Unrestricted Certificated Note, or for an Unrestricted Global Note at a time when the Regulation S Global Note is referred to as an Unrestricted Global Note in the manner contemplated in Section 2.03(a), or (iii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer or exchange are required in order to maintain compliance with the provisions of the Securities Act.

            (e) General. By its acceptance of any Note bearing the Rule 144A Legend or the Regulation S Legend, each holder of such a Note acknowledges the restrictions on transfer or exchange of such Note set forth in this Indenture and in such restrictive legend and agrees that it will transfer or exchange such Note only as provided in this Indenture and such restrictive legend. The Registrar shall not register a transfer or exchange of any Note unless such transfer or exchange complies with the restrictions on transfer or exchange of such Note set forth in this Indenture. In connection with any transfer or exchange of Notes, each holder agrees by its acceptance of the Notes to furnish the Registrar or the Company with such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer or exchange is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

         Section 3.07. Mutilated, Destroyed, Lost and Stolen Notes. If (i) any mutilated Note is surrendered to the Trustee or if there shall be delivered to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) there shall be delivered to the Company and the Trustee such indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon receipt of a Company Order the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note containing identical terms and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

         Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note issued pursuant to this Section in lieu of or in exchange for, as the case may be, any mutilated, destroyed, lost or stolen Note shall constitute a separate obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section, as amended or supplemented pursuant to this Indenture, are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 3.08. Payment of Interest; Interest Rights Preserved. Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest and shall be made by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.09, to the address of such Person as it appears on the Register, or in such other manner as may be mutually acceptable to the Company and the Trustee; provided, however, upon written request by any Holder given to the Trustee not later than 15 days prior to the Interest Payment Date, payment of interest may be made by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto pursuant to said Section 3.09.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

            (i) The Company may elect to make payment of any Defaulted Interest to the Person in whose name the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment. Such money when deposited will be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Notes at the Holder's address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

            (ii) The Company may make payment of any Defaulted Interest on the Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

         Section 3.09. Persons Deemed Owners. Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and (subject to Sections 3.05 and 3.08) interest on such Note and for all other purposes whatsoever, whether or not any payment with respect to such Note shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         No Holder of any beneficial interest in any Global Note held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Note, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Note for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 3.10. Cancellation. All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee at its Corporate Trust Office and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to an Authenticating Agent for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly canceled by the Trustee. If the Company shall so acquire any of the Notes, however, such acquisition shall not operate as a satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be disposed of as directed by a Company Order or in accordance with its customary procedures.

         Section 3.11. Computation of Interest. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 3.12. CUSIP or ISIN Numbers. The Company in issuing the Notes may use CUSIP or ISIN numbers (if then generally in use). The Company shall promptly notify the Trustee of any change in the CUSIP or ISIN numbers.

                                   ARTICLE 4

                           Satisfaction and Discharge
                           --------------------------

         Section 4.01. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect with respect to the Notes specified in such Company Request (except as to rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee on receipt of the Company Request, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

           (a) either

                  (i) all Notes theretofore authenticated and delivered (other than (A) Notes which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07 and
         (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 10.03) have been delivered to the Trustee for cancellation; or

                  (ii) all such Notes not theretofore delivered to the Trustee for cancellation:

                        (A) have become due and payable, or

                        (B) will become due and payable at their Stated
                  Maturity within one year,

                  and the Company, in the case of (A) or (B) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity, as the case may be;

            (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (c) the Company has delivered to the Trustee an Officers' Certificate or an Opinion of Counsel, stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Notes have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to the Notes, the obligations of the Company to the Trustee under
Section 6.07, the obligations of the Trustee to any Authenticating Agent under
Section 6.13 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (i) of this Section, the obligations of the Company under Sections 3.04, 3.05, 3.07 and 10.02, shall survive such satisfaction and discharge.

            Section 4.02. Application of Trust Money. Subject to the provisions of the penultimate paragraph of Section 10.03, all money and Government Obligations deposited with the Trustee pursuant to Section 4.01 and Article Twelve shall be held in trust and applied by it, in accordance with the provisions of the Notes for which such deposit was made and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money and Government Obligations has been deposited with the Trustee; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

                                   ARTICLE 5

                                    Remedies
                                    --------

            Section 5.01. Events of Default. "Event of Default," wherever used herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (b) default in the payment of the principal on any Note at its Maturity; or

            (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (d) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced, any indebtedness for money borrowed by the Company of at least $10 million principal amount that has not already matured in accordance with its terms, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes, a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of Sections 6.01 and 6.02, the Trustee shall not be deemed to have knowledge of such default unless either
(A) a Responsible Officer of the Trustee assigned to its Corporate Trust Office shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

            (e) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under federal bankruptcy or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of any of them, or ordering the winding up or liquidation of any of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (f) the commencement by the Company of a voluntary case or proceeding under federal bankruptcy law or any other applicable federal or state law, or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under federal bankruptcy law or any other applicable federal or state law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Notes at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable. If an Event of Default specified in Section 5.01(e) or (f) with respect to Notes at the time Outstanding occurs and is continuing, then in every such case the principal of, and any accrued interest on such Notes then Outstanding shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Notes has been made and before the Stated Maturity thereof and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

            (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                        (A) all overdue installments of interest on all
                  Outstanding Notes;

                        (B) all unpaid principal of any Outstanding Notes which
                  have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes;

                        (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate borne by the Notes; and

                        (D) all sums paid or advanced by the Trustee hereunder
                  and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

            (ii) all Events of Default with respect to the Notes, other than the non-payment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if an Event of Default described in Section 5.01(a) or (b) occurs the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sum so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes, wherever situated.

         If an Event of Default with respect to Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Notes by such judicial proceedings as the Trustee shall deem appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 5.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers and documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee or to which it may become entitled under
Section 6.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided that the Trustee may, on behalf of the Holders, vote for the election of a Trustee in bankruptcy or similar official proceeding, and be a member of a creditors' or other similar committee.

         Section 5.05. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

         Section 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         First: To the payment of all amounts due the Trustee under Section
6.07;

         Second: To the payment of the amounts then due and unpaid for principal of and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and interest, respectively; and

         Third: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

         Section 5.07. Limitation on Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

            (ii) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (iii) such Holder or Holders have offered to the Trustee indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

            (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceedings; and

            (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes.

It being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the right of any other such Holders of Notes, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders of Notes.

         Section 5.08. Unconditional Right of Holders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.08) interest on, such Note on the respective Stated Maturities expressed in such Note and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

         Section 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 5.12. Control by Holders. The Holders of more than 50% of the principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes, provided that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture or with such Notes and the Trustee shall have been offered reasonably acceptable indemnity as therein provided;

                  (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (iii) subject to Section 6.01, the Trustee need not take any action which might be prejudicial to the Holders not consenting.

         Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Holders of Notes.

         Section 5.13. Waiver of Past Defaults. The Holders of more than 50% of the principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder with respect to such Notes and its consequences, except a default:

                  (i) in the payment of the principal of or interest on any Note, or

                  (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

         Upon any such waiver, such default shall cease to exist with respect to such Notes, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Note on or after the Stated Maturity.

         Section 5.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 6

                                  The Trustee
                                  -----------

         Section 6.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct; except that:

                  (i) this Subsection (c) shall not be construed to limit the effect of Subsection (a) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         Section 6.02. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Notes, the Trustee shall transmit by mail to all Holders of Notes, as their names and addresses appear in the Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Notes; and provided, further, that in the case of any default of the character specified in Section 5.01(c) with respect to the Notes no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes.

         Section 6.03. Certain Rights of Trustee. Subject to the provisions of
Section 6.01:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture (including, without limitation, pursuant to Section 5.12), unless such Holders shall have offered to the Trustee indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities which might be incurred by it or the counsel or agents in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) the Trustee shall not be deemed to have notice of any Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture;

            (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

            (j) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

            (k) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as duties.

         Section 6.04. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

         Section 6.05. May Hold Notes. The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Section 6.12, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

         Section 6.06. Money Held in Trust. Except as otherwise expressly provided herein, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         Section 6.07. Compensation and Reimbursement. The Company agrees:

                  (i) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder;

                  (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense, including reasonable expenses of counsel, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith.

         "Trustee" for purposes of this Section 6.07 shall include any predecessor Trustee, but the negligence or bad faith or willful misconduct of any Trustee shall not affect the rights or obligations of the Company or any other Trustee hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(e) or Section 5.01(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any federal or state bankruptcy, insolvency or other similar law.

         To secure the Company's payment obligations under this Section 6.07 the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Notes.

         The provisions of this Section shall survive the termination of this Indenture.

         Section 6.08. Corporate Trustee Required; Eligibility. (a) There shall at all times be a Trustee hereunder which shall:

                  (i) be a Corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia authorized under such laws to exercise corporate trust powers;

                  (ii) be eligible under Section 310(a) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act; and

                  (iii) have a combined capital and surplus of at least $100,000,000 and be subject to supervision or examination by federal or state authority.

            (b) If such Corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            (c) The Trustee shall comply with Section 310(b) of the Trust Indenture Act regarding disqualification of a trustee upon acquiring a conflicting interest.

         Section 6.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10. The indemnities existing in favor of the Trustee hereunder shall survive the Trustee's resignation or removal or termination of this Indenture.

            (b) The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

            (c) The Trustee may be removed at any time with respect to the Notes by the Company or by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee, and to the Company in the case of an Act of the Holders.

            (d) If at any time:

                  (i) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to the Notes after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months;

                  (ii) the Trustee shall cease to be eligible under Section
         6.08 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company may remove the Trustee with respect to the Notes, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Notes and the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes, the Company shall promptly appoint a successor Trustee with respect to the Notes (it being understood that at any time there shall be only one Trustee with respect to the Notes).

         If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes shall be appointed by an Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee with respect to the Notes and supersede the successor Trustee appointed by the Company.

         If no successor Trustee with respect to the Notes shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.10, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

            (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes and each appointment of a successor Trustee with respect to the Notes by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Notes as their names and addresses appear in the Register. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office.

         Section 6.10. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Notes, every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Notes, the Company, the retiring Trustee and each successor Trustee with respect to the Notes shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which,

                  (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes, and

                  (ii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee.

It being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

         Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Notes.

            (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

            (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 6.11. Merger, Conversion, Consolidation or Succession to Business. Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. Notwithstanding the foregoing, at the request of the Trustee, the parties shall execute and deliver such writings as the Trustee reasonably may request to reflect such succession. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes; and in case at that time any of the Notes shall not have been authenticated, any successor Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 6.12. Preferential Claims. Reference is made to Section 311 of the Trust Indenture Act. For purposes of Section 311(b)(4) and (6) of such Act:

                  (i) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

                  (ii) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         Section 6.13. Appointment of Authenticating Agent. At any time when any of the Notes remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issuance, exchange or registration of transfer or pursuant to Section 3.07, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in the Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

         Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided that such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving 30 days' written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

         If an appointment with respect to the Notes is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                           This is one of the Notes designated therein referred
                  to in the within-mentioned Indenture.

                  WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee

                  By: ______________________________________
                              As Authenticating Agent


                  By:_______________________________________
                               Authorized Signatory

         If the Notes may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Notes upon original issuance located in a Place of Payment where the Company wishes to have Notes authenticated upon original issuance, the Trustee, if so requested by the Company in writing or by facsimile (which writing need not comply with Section
1.02 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to the Notes.

                                   ARTICLE 7

               Holders' Lists and Reports by Trustee and Company
               -------------------------------------------------

         Section 7.01. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee with respect to the Notes:

                  (i) semi-annually, not later than each Interest Payment Date a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding Regular Record Date therefor, and

                  (ii) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Note Registrar no such list shall be required to be furnished.

         Section 7.02. Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of the Notes contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of such Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list of the Holders of Notes furnished to it as provided in Section 7.01 upon receipt of a new list of such Holders.

            (b) If three or more Holders of Notes (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a) with respect to the Notes, or

                  (ii) inform such applicants as to the approximate number of Holders of Notes whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Notes whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (c) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 7.02(b).

         Section 7.03. Reports by Trustee. (a) Within 60 days after June 1 of each year commencing with the year 2006, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Register, a brief report, dated as of such June 1, if any, as may be required by Sections 313(a), 313(b)(2) and 313(c) of the Trust Indenture Act.

            (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when any Notes are listed on any stock exchange.

         Section 7.04. Reports by Company. The Company shall:

            (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (b) If the Company is no longer required (or is not required, as the case may be) to file reports pursuant to Section 13 or 15(d) of the Exchange Act, then it shall promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of a Note who is designated by such Holder and is a qualified institutional buyer (as defined in Rule 144A), upon the request of such Holder or prospective purchaser, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

            (c) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (d) transmit by mail to all Holders, as their names and addresses appear in the Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) through (c) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                   ARTICLE 8

              Consolidation, Merger, Conveyance, Transfer or Lease
              ----------------------------------------------------

         Section 8.01. Company May Consolidate, Etc. on Certain Terms. The Company shall not consolidate with or merge into any other Person or sell, convey, transfer or lease all or substantially all of its properties and assets as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

            (a) (i) the Company is the continuing corporation in any such consolidation or merger, or (ii) in case the Company shall consolidate with or merge into another Person or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires or leases the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Notes and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

            (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

            (c) if, as a result of any such consolidation or merger or such sale, conveyance, transfer or lease, the Company's properties and assets would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Notes equally and ratably with (or prior to) all indebtedness secured thereby; and

            (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Section 8.02. Successor Corporation Substituted. Upon any consolidation or merger by the Company with or into or any conversion by the Company into any other Corporation or any conveyance, transfer or lease of the properties and assets of the Company as, or substantially as, an entirety to any Person in accordance with Section 8.01, the successor Corporation formed by such consolidation, merger or conversion or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Corporation has been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor Corporation shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                   ARTICLE 9

                            Supplemental Indentures
                            -----------------------

         Section 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes;

            (b) to add to the covenants of the Company for the benefit of the Holders of the Notes (and, if such covenants are to be for the benefit of less than all of the Notes, stating that such covenants are expressly being included solely for the benefit of certain Notes) or to surrender any right or power herein conferred upon the Company;

            (c) to add any additional Events of Default with respect to the Notes;

            (d) to secure the Notes;

            (e) to cure any ambiguity, omission, defect or inconsistency;

            (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.10(b);

            (g) to modify the Restrictive Legends in order to ensure that such Restrictive Legends comply with any applicable securities laws of any state of the United States of America or any other jurisdiction;

            (h) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Notes, as herein set forth;

            (i) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Notes pursuant to Article Twelve, provided that no such supplement shall materially adversely affect the interest of the Holders of any Notes then Outstanding;

            (j) to make any change to comply with the Trust Indenture Act, or any amendment thereto, or to comply with any requirement of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or as necessary in connection with the registration of the Notes under the Securities Act; or

            (k) to amend or supplement any provision contained herein or in any supplemental indenture, provided that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Notes then Outstanding.

         Section 9.02. Supplemental Indentures with Consent of Holders. With the consent of the Holders of more than a majority of the principal amount of the Outstanding Notes affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

            (a) change the Stated Maturity of the principal of, or any installment of interest on, any such Note, or reduce the principal amount thereof or any interest thereon, or change any Place of Payment where, or the coin or currency in which, any such Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof;

            (b) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

            (c) modify any of the provisions of this Section, Section 5.13 or
Section 1.11, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                  ARTICLE 10

                                   Covenants
                                   ---------

         Section 10.01. Payment of Principal and Interest. The Company covenants and agrees for the benefit of the Holders of Notes that it will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

         Section 10.02. Maintenance of Office or Agency. The Company will maintain in each Place of Payment for the Notes an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Notes for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 10.03. Money for Note Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before each due date of the principal of or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Notes, it will, on or prior to each due date of the principal of or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay such principal or interest, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for the Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and:

                  (i) hold all sums held by it for the payment of the principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment, and in respect of the Notes, of any Event of Default; and

                  (iii) at any time during the continuance of any such default or Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Notes.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or received by the Trustee (or another trustee satisfying the requirements of Section 6.08) in respect of Government Obligations deposited with the Trustee (or such other trustee) pursuant to Section 12.04, or then held by the Company, in trust for the payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, or to be mailed to such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the earlier of the date of such publication or such mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

         Section 10.04. Statement by Officers as to Default. The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         Section 10.05. Existence. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         Section 10.06. Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

         Section 10.07. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         Section 10.08. Negative Pledge. As long as Notes are Outstanding, the Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, assume, incur or permit to exist any Indebtedness that is secured by any Lien on the capital stock of a Restricted Subsidiary unless the Notes are secured equally and ratably with (or prior to) such Indebtedness for at least the time period such Indebtedness is so secured.

         Section 10.09. Limitation on Disposition. As long as Notes are Outstanding, the Company shall not issue, sell, transfer or otherwise dispose of any shares of capital stock of any Restricted Subsidiary, or any securities convertible into or exercisable or exchangeable for shares of capital stock of any Restricted Subsidiary, or warrants, rights or options to subscribe for or purchase shares of capital stock of any Restricted Subsidiary, unless (i) such issuance, sale, transfer or other disposition is for at least fair value (as determined by the Board of Directors or committee thereof acting in good faith, such action to be evidenced by a Board Resolution) ("Fair Value") and (ii) the Company will own, directly or indirectly, at least 80% of the capital stock of such Restricted Subsidiary after giving effect to such transaction. In addition, the Company shall not cause or permit any Restricted Subsidiary to:

                  (1) merge or consolidate with or into any corporation or other Person, unless such merger or consolidation is for at least Fair Value and (i) the surviving corporation or Person is the Restricted Subsidiary, or (ii) at least 80% of the surviving corporation's issued and outstanding voting stock is owned, directly or indirectly, by such Restricted Subsidiary; or

                  (2) lease, sell, assign or transfer all or substantially all of its properties and assets to any corporation or other Person (other than the Company), unless such lease, sale, assignment or transfer is for at least Fair Value and at least 80% of the issued and outstanding voting stock of that corporation or other Person is owned, directly or indirectly, by such Restricted Subsidiary following such lease, sale or assignment.

Notwithstanding the foregoing, the Company may merge or consolidate any of its other Subsidiaries (including its other insurance company Subsidiaries) into or with another of its wholly-owned Subsidiaries and the Company may sell, transfer or otherwise dispose of its business in accordance with Section 8.01. In addition, this Section 10.09 shall not prohibit any such issuance or disposition of capital stock or other securities either (i) to the Company or any Restricted Subsidiaries in accordance with applicable law or (ii) if required by law or any regulation or order of any governmental or insurance regulatory authority.

         Section 10.10. Waiver of Certain Covenants. The Company may, with respect to the Notes, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 9.01(b) for the benefit of the Holders of Notes or in any of Sections 10.06 to 10.09, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

         Section 10.11. Ability of the Company to hold Notes. The Company shall be permitted to hold Notes or beneficial interests in the Notes for its own account, subject to the provisions of this Indenture.

                                  ARTICLE 11

                              Redemption of Notes
                              -------------------

         Section 11.01. Redemption. The Notes may not be redeemed, in whole or in part, at the option of either the Company or any Holder prior to the Stated Maturity.

                                  ARTICLE 12

                       Defeasance and Covenant Defeasance
                       ----------------------------------

         Section 12.01. Applicability of Article; Company's Option to Effect Defeasance or Covenant Defeasance. If pursuant to Section 3.01 provision is made for either or both of (a) Defeasance of the Notes under Section 12.02 or
(b) Covenant Defeasance of the Notes under Section 12.03 to apply to Notes, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Twelve, shall be applicable to the Notes and the Company may at its option, at any time, with respect to the Notes, elect to have either Section 12.02 (if applicable) or Section 12.03 (if applicable) be applied to the Outstanding Notes upon compliance with the conditions set forth below in this Article Twelve. Any such election shall be evidenced by a Board Resolution.

         Section 12.02. Defeasance and Discharge. Upon the Company's exercise of its option (if any) to have this Section applied to the Notes, the Company shall be deemed to have been discharged from its obligations with respect to the Notes as provided in this Section on and after the date the conditions set forth in Section 12.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Notes and to have satisfied all its other obligations under the Notes and this Indenture (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of the Notes to receive, solely from the trust fund described in
Section 12.04 and as more fully set forth in such Section, payments in respect of the principal of and interest on the Notes when payments are due, (2) the Company's obligations with respect to the Notes under Sections 3.04, 3.05, 3.07, 6.07, 10.02 and 10.03, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to the Notes notwithstanding the prior exercise of its option (if any) to have Section 12.03 applied to the Notes.

         Section 12.03. Covenant Defeasance. Upon the Company's exercise of its option (if any) to have this Section applied to the Notes, (1) the Company shall be released from its obligations under Section 8.01(c), Sections 10.06 through 10.10, inclusive, and any covenants provided pursuant to Section 9.01(b) for the benefit of the Holders of the Notes, and (2) the occurrence of any event specified in Sections 5.01(c) (with respect to any of Section 8.01(c), Sections 10.06 through 10.10, inclusive, and any such covenants provided pursuant to Section 9.01(b)), shall be deemed not to be or result in an Event of Default, in each case with respect to the Notes as provided in this Section on and after the date the conditions set forth in Section 12.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to the Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(c)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Notes shall be unaffected thereby.

         Section 12.04. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 12.02 or
Section 12.03 to the Outstanding Notes.

            (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.08 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for the benefit of, and dedicated solely to, the Holders of the Notes, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
(C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and interest and any other amounts due on the Notes on the Stated Maturity, in accordance with the terms of this Indenture and the Notes.

            (b) In the event of an election to have Section 12.02 apply to the Notes, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of the Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

            (c) In the event of an election to have Section 12.03 apply to the Notes, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

            (d) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.01(e) and (f), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

            (e) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

            (f) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

            (g) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

         Section 12.05. Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 10.03, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 12.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to
Section 12.04 in respect of the Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of the Notes, of all sums due and to become due thereon in respect of principal and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 12.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Notes.

         Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section
12.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the Notes.

         Section 12.06. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to the Notes by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and the Notes from which the Company has been discharged or released pursuant to Section 12.02 or 12.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to the Notes, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 12.05 with respect to the Notes in accordance with this Article; provided, however, that if the Company makes any payment of principal of or interest on the Notes following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of the Notes to receive such payment from the money so held in trust.

         Section 12.07. Qualifying Trustee. Any trustee appointed pursuant to
Section 12.04 for the purpose of holding trust funds deposited pursuant to that Section shall be appointed under an agreement in form acceptable to the Trustee and shall provide to the Trustee a certificate of such trustee, upon which certificate the Trustee shall be entitled to conclusively rely, that all conditions precedent provided for herein to the related Defeasance or Covenant Defeasance have been complied with. In no event shall the Trustee be liable for any acts or omissions of said trustee.

                          __________________________

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.

                                            SELECTIVE INSURANCE GROUP, INC.,
                                            Issuer
 Attest:

 By:  /s/ Michael H. Lanza                  By:  /s/ Dale A. Thatcher
    ----------------------------------           ------------------------------
 Name:  Michael H. Lanza                    Name:  Dale A. Thatcher
 Title: Senior Vice President, General      Title: Executive Vice President &
        Counsel & Corporate Secretary              Chief Financial Officer

                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            as Trustee


                                            By: /s/ Paul O'Brien
                                                -------------------------------
                                            Name:  Paul O'Brien
                                            Title: Vice President

                                                                  EXHIBIT A


                       FORM OF FACE OF CERTIFICATED NOTE

         [If this is a Restricted Certificated Note, add the following Rule 144A Legend: THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH SELECTIVE INSURANCE GROUP, INC. OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF SELECTIVE INSURANCE GROUP, INC. WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO SELECTIVE INSURANCE GROUP, INC. OR A SUBSIDIARY THEREOF,
(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) IN A MINIMUM AGGREGATE PRINCIPAL AMOUNT OF $100,000 TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT SELECTIVE INSURANCE GROUP, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL NOTE (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO SELECTIVE INSURANCE GROUP, INC. AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

REGISTERED                                                    PRINCIPAL AMOUNT:
No. 1                                                             $100,000,000




                        SELECTIVE INSURANCE GROUP, INC.

                           6.70% Senior Note due 2035

         Selective Insurance Group, Inc., a New Jersey corporation (the "Company" which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay __________or registered assigns, the principal sum of _________ DOLLARS on November 1, 2035 (the "Maturity Date") and to pay interest thereon from November 3, 2005 or from the most recent "Interest Payment Date" to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 of each year, commencing May 1, 2006, and on the Maturity Date, at the rate of 6.70% per annum, until the principal hereof is paid or duly provided for; provided that if any Registration Default with respect to this Note occurs under the Registration Rights Agreement, then the per annum interest rate on this Note will increase for the period from the occurrence of such Registration Default until such time as no Registration Default is in effect with respect to this Note (at which time the interest rate will be reduced to its initial rate) at a per annum rate of 0.25% for the first 90-day period following the occurrence of such Registration Default, and by an additional 0.25% thereafter (up to a maximum of 0.50%). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the "Regular Record Date" for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. [if this Note is an Original Note, then insert - ; provided that any accrued and unpaid interest (including any additional interest payable upon the occurrence of a Registration Default) on this Note upon the issuance of an Exchange Note in exchange for this Note shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Regular Record Date.] Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee referred to on the reverse hereof, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and interest on any Notes on behalf of the Company and having an office or agency in New York, New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the "Place of Payment") where Notes may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to Notes may be served. The Company has initially appointed Wachovia Bank, National Association, First Union Plaza, Charlotte, North Carolina 28288, as such Paying Agent

         Interest payments on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date and on the Maturity Date will include interest accrued from and including the most recent Interest Payment Date to which interest has been paid or duly provided for (or from and including November 3, 2005, if no interest has been paid on this Note) to but excluding such Interest Payment Date or the Maturity Date, as the case may be.

         If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), principal or interest payable with respect to such Interest Payment Date or Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. "Business Day" means any day other than Saturday, Sunday or other day on which banking institutions in New York are obligated or authorized by law to close.

         Payment in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts of the principal of and interest on this Note will be made, subject to surrender of this Note in the case of payment of principal at the office or agency of the Company maintained for that purpose in The City of New York, by mailing a check for such principal or interest payable to or upon the written order of the Person entitled thereto pursuant to Section 3.09 of such Indenture, to the address of such Person as it appears on the Register, or in such other manner as may be mutually acceptable to the Company and the Trustee; provided, however, upon written request by any Holder given to the Trustee not later than 15 days prior to the Stated Maturity of principal or interest, payment of principal or interest due at the Stated Maturity may be made, subject to surrender of this Note in the case of payment of principal, by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto pursuant to said Section 3.09.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                            SELECTIVE INSURANCE GROUP, INC.


                                            By:_______________________________
                                                 Name:
                                                 Title:


Attest:
By:______________________________
     Name:
     Title:

                         Certificate of Authentication

         This is one of the Global Notes described in the within-mentioned Indenture.


                                                 WACHOVIA BANK, NATIONAL
                                                 ASSOCIATION, as Trustee


                                                 By: __________________________
                                                       Authorized Signatory

Dated: November 3, 2005

                      FORM OF REVERSE OF CERTIFICATED NOTE

                        SELECTIVE INSURANCE GROUP, INC.

                           6.70% Senior Note due 2035

         This Note is one of a duly authorized issue of notes of the Company (herein called the "Notes"), issued under an Indenture (the "Indenture") dated as of November 3, 2005 among the Company and Wachovia Bank, National Association, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited initially in aggregate principal amount to US$100,000,000. Capitalized terms used herein but not defined have the meanings ascribed to such terms in the Indenture.

         This Note is not subject to any sinking fund.

         This Note is not subject to redemption prior to the Maturity Date.

         In case an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority of the principal amount of the Notes at the time Outstanding or the consent of at least a majority of the principal amount of Notes to be affected if less than all the Notes are to be affected by such modification or amendment. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the currency herein prescribed.

         As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar, duly executed by the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         [IF THE NOTE IS NOT A RESTRICTED CERTIFICATED NOTE, THEN INSERT: The Notes are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof.]

         [IF THE NOTE IS A RESTRICTED CERTIFICATED NOTE, THEN INSERT: The Notes are issuable only in registered form, without coupons, and in denominations of $100,000 and integral multiples of $1,000 in excess thereof.]

         As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes are exchangeable for the same aggregate principal amount of Notes of like tenor and authorized denominations, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor thereto, either directly or through the Company or any successor thereto, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ABBREVIATIONS
                                 -------------

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM           as tenants in common

         TEN ENT           as tenants by the entireties

         JT TEN as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT ______________ Custodian ______________
                                (Cust)                  (Minor)
                           under Uniform Gifts to Minors Act
                           ____________________________________________________
                                                               (State)

         Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assigns(s) and transfer(s) unto
_____________________________________________________________________________

_____________________________________________________________________________

         PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:
_____________________________________________________________________________
         Please Print or Type Name and Address including Postal Zip Code of
Assignee:
_____________________________________________________________________________

_____________________________________________________________________________

         the within Note and all rights thereunder, and hereby irrevocably
_____________________________________________________________________________

constitutes and appoints to transfer said Note on the books of the Company,

with full power of substitution in the premises.

 Dated: ________________________

 Signature Guaranteed


_________________________________________
NOTICE: Signature must be guaranteed       NOTICE: The signature to this
by a member firm of the New York Stock     assignment must correspond with the
Exchange or a commercial bank or trust     name as written upon the face of the
company.                                   within Note in every particular,
                                           without alteration or enlargement or
                                           any change whatever.



 [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL RESTRICTED CERTIFICATED NOTES ONLY.]

         In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Registration or (ii) two years after the later of the original issuance of this Note or the last date on which this Note was held by the Company or an Affiliate of the Company, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   Check one

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder;

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

         If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Noteholder hereof unless and until the conditions to any such transfer or registration set forth herein and in Section 3.06 of the Indenture shall have been satisfied.

Date:_____________                               _______________________

                                                                    EXHIBIT B


                              FORM OF GLOBAL NOTE

          [If this is a Rule 144A Global Note, add the following Rule 144A
Legend: THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH SELECTIVE INSURANCE GROUP, INC. OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF SELECTIVE INSURANCE GROUP, INC. WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO SELECTIVE INSURANCE GROUP, INC. OR A SUBSIDIARY THEREOF,
(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) IN A MINIMUM AGGREGATE PRINCIPAL AMOUNT OF $100,000 TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT SELECTIVE INSURANCE GROUP, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL NOTE (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO SELECTIVE INSURANCE GROUP, INC. AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

         If this is a Regulation S Global Note, add the following Regulation S
Legend: THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A "U.S. PERSON" (AS DEFINED IN REGULATION S ("REGULATION S") UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE "REGULATION S RESTRICTED PERIOD") EXCEPT (A) TO SELECTIVE INSURANCE GROUP, INC., OR A SUBSIDIARY THEREOF (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT SELECTIVE INSURANCE GROUP, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL NOTE (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO SELECTIVE INSURANCE GROUP, INC. AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD FOLLOWING COMPLIANCE WITH THE CERTIFICATION REQUIREMENTS SET FORTH IN THE INDENTURE.]

         No.1                              CUSIP No. [816000 AE 7] [Rule 144A]
                                                         [U81489 AB 9] [Reg S]

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued in exchange for this certificate or any portion hereof is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                        SELECTIVE INSURANCE GROUP, INC.

                            [RULE 144A GLOBAL NOTE]

                           [REGULATION S GLOBAL NOTE]

                             [GLOBAL EXCHANGE NOTE]

                               representing up to

                                 US$100,000,000

                          6.70% Senior Notes due 2035


         Selective Insurance Group, Inc., a New Jersey Corporation, (the "Company" which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay

                  Cede & Co.
                  C/O The Depository Trust Company
                  55 Water Street
                  New York, New York  10041

         or registered assigns, the principal sum set forth on Schedule 1 hereto on November 1, 2035 (the "Maturity Date") and to pay interest thereon from November 3, 2005 or from the most recent "Interest Payment Date" to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 of each year, commencing May 1, 2006, and on the Maturity Date, at the rate of 6.70% per annum, until the principal hereof is paid or duly provided for; provided that if any Registration Default with respect to this Note occurs under the Registration Rights Agreement, then the per annum interest rate on this Note will increase for the period from the occurrence of such Registration Default until such time as no Registration Default is in effect with respect to this Note (at which time the interest rate will be reduced to its initial rate) at a per annum rate of 0.25% for the first 90-day period following the occurrence of such Registration Default, and by an additional 0.25% thereafter (up to a maximum of 0.50%). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the "Regular Record Date" for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. [if this Note is an Original Note, then insert - ; provided that any accrued and unpaid interest (including any additional interest payable upon the occurrence of a Registration Default) on this Note upon the issuance of an Exchange Note in exchange for this Note shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Note to the Holder thereof on the related Regular Record Date.] Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee referred to on the reverse hereof, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         The Company will at all times appoint and maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of and interest on any Notes on behalf of the Company and having an office or agency in New York, New York and in such other cities, if any, as the Company may designate in writing to the Trustee (the "Place of Payment") where Notes may be presented or surrendered for payment and where notices, designations or requests in respect for payments with respect to Notes may be served. The Company has initially appointed Wachovia Bank, National Association, First Union Plaza, Charlotte, North Carolina 28288, as such Paying Agent.

         Interest payments on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date and on the Maturity Date will include interest accrued from and including the most recent Interest Payment Date to which interest has been paid or duly provided for (or from and including November 3, 2005, if no interest has been paid on this Note) to but excluding such Interest Payment Date or the Maturity Date, as the case may be.

         If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), principal or interest payable with respect to such Interest Payment Date or Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. "Business Day" means any day other than Saturday, Sunday or other day on which banking institutions in New York are obligated or authorized by law to close.

         Payment in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts of the principal of and interest on this Note will be made, subject to surrender of this Note in the case of payment of principal at the office or agency of the Company maintained for that purpose in The City of New York, by mailing a check for such principal or interest payable to or upon the written order of the Person entitled thereto pursuant to Section 3.09 of such Indenture, to the address of such Person as it appears on the Register, or in such other manner as may be mutually acceptable to the Company and the Trustee; provided, however, upon written request by any Holder given to the Trustee not later than 15 days prior to the Stated Maturity of principal or interest, payment of principal or interest due at the Stated Maturity may be made, subject to surrender of this Note in the case of payment of principal, by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto pursuant to said Section 3.09.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                      SELECTIVE INSURANCE GROUP, INC.


                                      By:____________________________________
                                           Name:
                                           Title:


Attest:
By:______________________________
     Name:
     Title:

                         Certificate of Authentication
                         -----------------------------

         This is one of the Global Notes described in the within-mentioned Indenture.


                                            WACHOVIA BANK, NATIONAL
                                            ASSOCIATION, as Trustee


                                            By:________________________________
                                                    Authorized Signatory

Dated:

                         FORM OF REVERSE OF GLOBAL NOTE

                        SELECTIVE INSURANCE GROUP, INC.

                           6.70% Senior Note due 2035

         This Note is one of a duly authorized issue of notes of the Company (herein called the "Notes"), issued under an Indenture (the "Indenture") dated as of November 3, 2005 among the Company and Wachovia Bank, National Association, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited initially in aggregate principal amount to US$100,000,000. Capitalized terms used herein but not defined have the meanings ascribed to such terms in the Indenture.

         This Note is not subject to any sinking fund.

         This Note is not subject to redemption prior to the Maturity Date.

         In case an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least a majority of the principal amount of the Notes at the time Outstanding or the consent of at least a majority of the principal amount of the Notes to be affected if less than all the Notes are to be affected by such modification or amendment. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the currency herein prescribed.

         As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar, duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes are exchangeable for the same aggregate principal amount of Notes and of like tenor and authorized denominations, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor thereto, either directly or through the Company or any successor thereto, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                   Schedule 1

              SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

         The following notations in respect of changes in the outstanding principal amount of this Global Note have been made:


                                                 Change in Outstanding              New            Notation
    Date        Initial Principal Amount           Principal Amount               Balance          Made by
 ------------   ------------------------         ---------------------     -----------------   --------------
                      $100,000,000
 ------------   ------------------------         ---------------------     -----------------   --------------

                                                                    EXHIBIT C


                     FORM OF TRANSFER/EXCHANGE CERTIFICATE
               FOR TRANSFER/EXCHANGE FROM RESTRICTED CERTIFICATED
                         NOTE TO RULE 144A GLOBAL NOTE
    (Transfers and exchanges pursuant to ss. 3.06(a)(i)(A) of the Indenture)


Wachovia Bank, National Association
21 South Street, 3rd Floor
Morristown, NJ 07960
Attn: Corporate Trust Dept.

                  Re: 6.70% Senior Notes due 2035 Selective Insurance
                      Group, Inc. (the "Notes")
                      -----------------------------------------------

         Reference is hereby made to the Indenture, dated as of November 3, 2005 (the "Indenture"), among Selective Insurance Group, Inc. (the "Company") and Wachovia Bank, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$100,000,000 principal amount of Notes presented or surrendered on the date hereof (the "Surrendered Notes") which are registered in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such Surrendered Notes to a person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Rule 144A Global Notes (CUSIP No. 816300 AE 7).

         In connection with such request and in respect of such Surrendered Notes, the Transferor does hereby certify that such transfer or exchange is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that the Surrendered Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A, and in accordance with any applicable securities laws of any state of the United States of America or any other jurisdiction.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Notes being transferred.

[Insert Name of Transferor]

By: _________________________________
      Name:
      Title:


Dated: ______________________________

cc:      Selective Insurance Group, Inc.

                                                                  EXHIBIT D


                     FORM OF TRANSFER/EXCHANGE CERTIFICATE
               FOR TRANSFER/EXCHANGE FROM RESTRICTED CERTIFICATED
                        NOTE TO REGULATION S GLOBAL NOTE
    (Transfers and exchanges pursuant to ss. 3.06(a)(i)(B) of the Indenture)


Wachovia Bank, National Association
21 South Street, 3rd Floor
Morristown, NJ 07960
Attn: Corporate Trust Dept.


                  Re: 6.70% Senior Notes due 2035 of Selective Insurance Group, Inc. (the "Notes")
                       --------------------------------------------------

         Reference is hereby made to the Indenture, dated as of November 3, 2005 (the "Indenture"), among Selective Insurance Group, Inc. (the "Company") and Wachovia Bank, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$100,000,000 principal amount of Notes presented or surrendered on the date hereof (the "Surrendered Notes") which are registered in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such Surrendered Notes to a person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Regulation S Global Notes (CUSIP No. U81489 AB 9), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream or both
(Common Code:                ).

         In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected pursuant to and in accordance with Rule 903 or Rule 904 (as applicable) under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

         (1) the offer of the Notes was not made to a person in the United States of America;

         (2)      either:

                  (A) at the time the buy order was originated, the transferee or exchangee was outside the United States of America or the Transferor and any person acting on its behalf reasonably believed that the transferee or exchangee was outside the United States of America, or

                  (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America;

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

         (5) upon completion of the transaction, the Notes being transferred as described above are to be held with the Depositary through Euroclear or Clearstream or both (Common
                  Code).

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]

By: ________________________________
     Name:
     Title:


Dated: _____________________________


cc:    Selective Insurance Group, Inc.

                                                                   EXHIBIT E


                     FORM OF TRANSFER/EXCHANGE CERTIFICATE
               FOR TRANSFER/EXCHANGE FROM RESTRICTED CERTIFICATED
                        NOTE TO UNRESTRICTED GLOBAL NOTE
    (Transfers and exchanges pursuant to ss. 3.06(a)(i)(C) of the Indenture)


Wachovia Bank, National Association
21 South Street, 3rd Floor
Morristown, NJ 07960
Attn: Corporate Trust Dept.


                  Re: 6.70% Senior Notes due 2035 of Selective Insurance
                      Group, Inc. (the "Notes")

         Reference is hereby made to the Indenture, dated as of November 3, 2005 (the "Indenture"), among Selective Insurance Group, Inc. (the "Company") and Wachovia Bank, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$100,000,000 principal amount of Notes presented or surrendered on the date hereof (the "Surrendered Notes") which are registered in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such Surrendered Notes to a person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Unrestricted Global Notes (CUSIP No. [ ]).

         In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected to the Company or a subsidiary thereof or pursuant to and in accordance with either (i) Rule 903 or Rule 904 (as applicable) under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) Rule 144 under the Securities Act, and accordingly the Transferor does hereby further certify that:

         (1) if the transfer or exchange has been effected pursuant to Rule 903 or Rule 904:

                  (A) the offer of the Notes was not made to a person in the United States of America;

                  (B) either:

                           (i) at the time the buy order was originated, the transferee or exchangee was outside the United States of America or the Transferor and any person acting on its behalf reasonably believed that the transferee or exchangee was outside the United States of America, or

                           (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America;

                  (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                  (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

         (2) if the transfer or exchange has been effected pursuant to Rule 144, the Notes have been transferred in a transaction permitted by Rule 144.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]
By:_________________________________

      Name:
      Title:


Dated: _____________________________

cc:      Selective Insurance Group, Inc.

                                                                    EXHIBIT F


                     FORM OF TRANSFER/EXCHANGE CERTIFICATE
                  FOR TRANSFER/EXCHANGE FROM RULE 144A GLOBAL
                        NOTE TO REGULATION S GLOBAL NOTE
   (Transfers and exchanges pursuant to ss. 3.06(a)(ii)(A) of the Indenture)

Wachovia Bank, National Association
21 South Street, 3rd Floor
Morristown, NJ 07960
Attn: Corporate Trust Dept.

                  Re: 6.70% Senior Notes due 2035 of Selective Insurance
                      Group, Inc. (the "Notes")

         Reference is hereby made to the Indenture, dated as of November 3, 2005 (the "Indenture"), among Selective Insurance Group, Inc. (the "Company") and Wachovia Bank, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$100,000,000 principal amount of Notes which are evidenced by one or more Rule 144A Global Notes (CUSIP No. 816300 AE 7) and held with the Depositary in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in the Notes to a person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Regulation S Global Notes (CUSIP No. U81489 AB 9) which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or
Clearstream or both (Common Code):  [          ].

         In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected pursuant to and in accordance with Rule 903 or Rule 904 (as applicable) under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

         (1) the offer of the Notes was not made to a person in the United States of America;

         (2)      either:

                  (A) at the time the buy order was originated, the transferee or exchangee was outside the United States of America or the Transferor and any person acting on its behalf reasonably believed that the transferee or exchangee was outside the United States of America, or

                  (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States of America;

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

         (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Clearstream or both.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Notes being transferred or exchanged. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]

By:______________________________
      Name:
      Title:


Dated:___________________________

cc: Selective Insurance Group, Inc.

                                                                   EXHIBIT G


                     FORM OF TRANSFER/EXCHANGE CERTIFICATE
                  FOR TRANSFER/EXCHANGE FROM RULE 144A GLOBAL
                        NOTE TO UNRESTRICTED GLOBAL NOTE
   (Transfers and exchanges pursuant to ss. 3.06(a)(ii)(C) of the Indenture)

Wachovia Bank, National Association
21 South Street, 3rd Floor
Morristown, NJ 07960
Attn: Corporate Trust Dept.

                  Re: 6.70% Senior Notes due 2035 of Selective Insurance
                      Group, Inc. (the "Notes")
                      --------------------------------------------------

         Reference is hereby made to the Indenture, dated as of November 3, 2005 (the "Indenture"), among Selective Insurance Group, Inc. (the "Company") and Wachovia Bank, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$100,000,000 principal amount of Notes which are evidenced by one or more Rule 144A Global Notes (CUSIP No. 816300 AE 7) and held with the Depositary in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in the Notes to a person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Unrestricted Global Notes (CUSIP No. [ ]).

         In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected to the Company or a subsidiary thereof or pursuant to and in accordance with either (i) Rule 903 or Rule 904 (as applicable) under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) Rule 144 under the Securities Act, and accordingly the Transferor does hereby further certify that:

         (1) if the transfer or exchange has been effected pursuant to Rule 903 or Rule 904:

                  (A) the offer of the Notes was not made to a person in the United States of America;

                  (B) either:

                           (i) at the time the buy order was originated, the transferee or exchangee was outside the United States of America or the Transferor and any person acting on its behalf reasonably believed that the transferee or exchangee was outside the United States, or

                           (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America;

                  (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                  (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

         (2) if the transfer or exchange has been effected pursuant to Rule 144, the Notes have been transferred in a transaction permitted by Rule 144.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Notes being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]

By:_________________________________
      Name:
      Title:


Dated: _____________________________

cc:  Selective Insurance Group, Inc.

                                                                EXHIBIT H


                     FORM OF TRANSFER/EXCHANGE CERTIFICATES
                 FOR TRANSFER/EXCHANGE FROM REGULATION S GLOBAL
                         NOTE TO RULE 144A GLOBAL NOTE
       (Transfers and exchanges pursuant to ss. 3.06(b) of the Indenture)
                             Transferor Certificate


Wachovia Bank, National Association
21 South Street, 3rd Floor
Morristown, NJ 07960
Attn: Corporate Trust Dept.


                  Re: 6.70% Senior Notes due 2035 of Selective Insurance
                      Group, Inc. (the "Notes")
                      --------------------------------------------------

         Reference is hereby made to the Indenture, dated as of November 3, 2005 (the "Indenture"), among Selective Insurance Group, Inc. (the "Company") and Wachovia Bank, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$100,000,000 principal amount of Notes which are evidenced by one or more Regulation S Global Notes (CUSIP No. U81489 AB9) and held with the Depository though [Euroclear] [Clearstream] (Common Code: ) in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in Notes to a person that will take delivery thereof (the "Transferee") in the form of an equal principal amount of Notes evidenced by one or more Rule 144A Global Notes (CUSIP No. 816300 AE 7).

         In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that the Surrendered Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A, and in accordance with any applicable securities laws of any state of the United States of America or any other jurisdiction.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Notes being transferred.

[Insert Name of Transferor]

By: ________________________________
    Name:
    Title:


Dated: _____________________________

cc:  Selective Insurance Group, Inc.

                             Transferee Certificate


Wachovia Bank, National Association
21 South Street, 3rd Floor
Morristown, NJ 07960
Attn: Corporate Trust Dept.


                  Re: 6.70% Senior Notes due 2035 of Selective
                      Insurance Group, Inc. (the "Notes")
                      ----------------------------------------

         Reference is hereby made to the Indenture, dated as of November 3, 2005 (the "Indenture"), among Selective Insurance Group, Inc. (the "Company") and Wachovia Bank, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$100,000,000 principal amount of Notes which are evidenced by one or more Regulation S Global Notes (CUSIP No. U81489 AB 9) and held with the Depository through [Euroclear] [Clearstream] (Common Code: ) in the name of [insert name of transferor/exchanger] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in Notes [insert name of transferee/exchangee] (the "Transferee") in the form of an equal principal amount of Notes evidenced by one or more Rule 144A Global Notes (CUSIP No. 816300 AE 7).

         In connection with such request and in respect of such Notes, the Transferee does hereby certify that it is purchasing the Notes for its own account, or for one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and each such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act (a "QIB").

         The Transferee hereby agrees that any future resale, pledge, transfer or exchange of such Notes may be made only (i) to the Company, (ii) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (iii) in an offshore transaction complying with Rule 903 or Rule 904 (as applicable) of Regulation S under the Securities Act, (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), (v) pursuant to any other available exemption from the registration requirements under the Securities Act (provided that as a condition to the registration of transfer or exchange of any such Notes pursuant to this clause (v) the Company or the Trustee may require delivery of any documents or other evidence (including but not limited to an opinion of counsel) that it, in its sole discretion, may deem necessary or appropriate to evidence compliance with such exemption), or (vi) pursuant to an effective registration statement under the Securities Act, and in each of such cases in accordance with any applicable securities laws of any state of the United States of America. The Transferee will notify any purchaser of Notes from it of the resale restrictions referred to above, if then applicable.


         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Notes being transferred.

[Insert Name of Transferor]

By: ____________________________
    Name:
    Title:


Dated:__________________________

cc:   Selective Insurance Group, Inc.

                                                                    EXHIBIT I


                           FORM OF PURCHASER'S LETTER


Selective Insurance Group, Inc.
c/o [              ]
40 Wantage Avenue
Branchville, NJ 07890-1000

Dear Sirs:

         In connection with our proposed purchase of $100,000,000 aggregate principal amount of the 6.70% Senior Notes due 2035 (the "Notes") of Selective Insurance Group, Inc., a New Jersey corporation (the "Company"), we confirm that:

                  1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account and we are acquiring the Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or other applicable securities law and we have the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  2. We understand and acknowledge that the Notes have not been registered under the Securities Act or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, or pursuant to an exemption therefrom, or in a transaction not subject thereto, and in each case in compliance with the conditions for transfer or exchange set forth below. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer or exchange these Notes prior to (x) the date which is two years (or that shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the date of original issue of the Notes and the last date on which the Company or any "affiliate" (as defined in Rule 144 under the Securities Act) of the Company was the owner of these Notes (or any predecessor thereto) or
         (y) that later date, if any, as may be required by applicable law (the "Resale Restriction Termination Date") only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A to a person we reasonably believe is a "Qualified Institutional Buyer" within the meaning of Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB, in each case to whom notice is given that the transfer or exchange is being made in reliance on Rule 144A, (d) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S, (e) in a minimum aggregate principal amount of $100,000 to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Notes for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of these investor accounts or accounts be at all times within our or their control and to compliance with any applicable state or other securities laws. If any resale or other transfer or exchange of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor or exchanger shall deliver to the trustee under the Indenture pursuant to which the Notes are issued (the "Trustee") a letter from the transferee or exchangee substantially in the form of this letter, which shall provide, among other things, that the transferee or exchangee is an institutional "accredited investor" as defined in paragraph 1 of this letter and that it is acquiring these Notes for investment purposes and not for distribution in violation of the Securities Act. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. We acknowledge that the Company and the Trustee reserve the right prior to any offer, sale, transfer or exchange of the Notes pursuant to clauses (d), (e) or (f) above prior to the Resale Restriction Termination Date to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

                  3. We are acquiring the Notes purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

                  4. You and the initial purchasers of the Notes are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                              Very truly yours,



                                              By: [Name of Purchaser]
                                              Date:

         Upon transfer or exchange the Notes would be registered in the name of the new owner as follows:

                                                               Taxpayer I.D.
           Name                        Address                     Number
  -----------------------   ---------------------------   --------------------